UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2016

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (“Board”) of Hecla Mining Company (the “Company”) determined to increase the size of the Board, and appointed Catherine “Cassie” Boggs as a Class II director (standing for election in 2018), to fill the resulting vacancy. Ms. Boggs was also appointed to serve on the Audit and Corporate Governance and Directors’ Nominating Committees. She will be eligible to receive standard director and committee fees, and to receive grants under the Company’s Stock Plan for Nonemployee Directors and the 2010 Stock Incentive Plan, all as described under the caption “Compensation of Non-Management Directors” in the Company’s proxy statement for its 2016 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 4, 2016.

There are no arrangements or understandings between Ms. Boggs and any other person pursuant to which she was appointed to the Board, and there are no relationships between Ms. Boggs and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Securities Exchange Act of 1934, as amended.

Ms. Boggs has been the Vice President and General Counsel of Resource Capital Funds (USA) (a private equity firm), since January 2011. Prior to that, she was Senior Vice President – Corporate Development for Barrick Gold Corporation from 2005 to 2010, where she also served as President and CEO of a joint venture company mining copper and gold in Pakistan (Tethyan Copper). She was President of the Rocky Mountain Mineral Law Foundation from 2012 to 2013, and has previously served as a member of the Mining Committee of the International Bar Association.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On December 4, 2016, the Board of the Company, acting upon the recommendation of the Company’s Corporate Governance and Directors’ Nominating Committee, amended Article III, Section 4 of the Company’s Bylaws to change the mandatory retirement age for non-employee directors from 72 to 75, effective immediately. A copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.2 and incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.2	Bylaws of Hecla Mining Company, as amended December 4, 2016. * * Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      December 8, 2016

Hecla Mining Company

By:     /s/ David C. Sienko

      David C. Sienko

      Vice President & General Counsel

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